UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 23, 2015 (June 17, 2015)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33139 001-07541	20-3530539 13-1938568
(State of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

999 Vanderbilt Beach Road, 3rd Floor

Naples, Florida 34108

999 Vanderbilt Beach Road, 3rd Floor

Naples, Florida 34108

(Address of principal executive offices,
including zip code)

(239) 552-5800

(239) 552-5800

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Waivers

On June 17, 2015, The Hertz Corporation (“Hertz”) and/or certain of its subsidiaries obtained extensions of previously obtained waivers under the Senior ABL Facility, HVF II U.S. Fleet Variable Funding Notes, European Revolving Credit Facility, European Securitization, Hertz-Sponsored Canadian Securitization, Dollar Thrifty-Sponsored Canadian Securitization, Australian Securitization, U.K. Leveraged Financing, our U.S. Fleet Financing Facility, and various derivative transactions, in each case through August 31, 2015.

As previously disclosed, the failure of Hertz to file certain quarterly reports and certain of Hertz’s subsidiaries to file statutory financial statements within certain time periods set forth in the documentation of various of Hertz’s (and/or its special purpose subsidiaries’) financing facilities resulted in the occurrence of various potential and/or actual defaults and potential amortization events under such facilities.  In connection therewith, Hertz and/or certain of its subsidiaries previously obtained temporary waivers from the requisite lenders under such facilities to waive the aforementioned events.  To the extent Hertz delivers its financial statements prior to August 31, 2015, such lenders have permanently waived any of the aforementioned events arising from the failure to file such financial information within the required time periods.  The waivers also facilitate Hertz filing a comprehensive annual report on Form 10-K for the period ended December 31, 2014 (the “2014 10-K”), including audited financial statements of Hertz for the year ended December 31, 2014 and unaudited financial statements of Hertz for the fiscal quarters ending March 31, 2014, June 30, 2014 and September 30, 2014, to satisfy its 2014 financial statement delivery obligations under such facilities.

Furthermore, the lenders under such facilities also have waived any of the aforementioned events that could arise from any restatement of annual and quarterly financial statements previously delivered by Hertz and/or certain of its subsidiaries under such facilities to the extent that Hertz Global Holdings, Inc.’s (“HGH”) cumulative consolidated income before income taxes determined in accordance with GAAP for the three fiscal year period of HGH ended December 31, 2013 as reported in the 2014 10-K is not less than the cumulative consolidated income before income taxes of HGH for the three fiscal year period of HGH ended December 31, 2013 as initially reported in HGH’s previously filed Form 10-K for each of fiscal years 2011 and 2012 and Form 10-K/A for fiscal year 2013 by more than a specified dollar amount.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(Registrant)

By:	/s/ Thomas C. Kennedy
Name:	Thomas C. Kennedy
Title:	Senior Executive Vice President and Chief Financial Officer

Date: June 23, 2015